SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K/A

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of report (Date of Earliest Event Reported):          April 12, 1996
                                                  -------------------------

                  INTELECT COMMUNICATIONS SYSTEMS LIMITED
- ------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                  BERMUDA
- ------------------------------------------------------------------------------
              (State or Other Jurisdiction of Incorporation)

        0-11630                                       N/A
- ------------------------          --------------------------------------------
(Commission File Number)              (I.R.S. Employer Identification No.)


                 31 CHURCH STREET, HAMILTON, BERMUDA HM 12
- ------------------------------------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


                               441-295-8639
- ------------------------------------------------------------------------------
           (Registrant's Telephone Number, including Area Code)



- ------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

                                  8K/A-1




                           REPORT OF FORM 8-K/A
                     SECURITIES AND EXCHANGE COMMISSION

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements of business acquired--Mosaic Information Technologies Inc. ("MOSAIC") historical unaudited results for the years ended December 31, 1995, 1994 and 1993 which were originally filed under cover of Form 8-K on April 12, 1996.

        As stated in Item 7 of that Report, attached herewith are audited financial statements of MOSAIC for the years ended December 31, 1995, 1994 and 1993.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTELECT COMMUNICATION SYSTEMS LIMITED
                                 --------------------------------------
                                             (Registrant)

  June 3, 1996        By: /s/ Phianon Pedro
- -----------------        ----------------------------------------------
     Date                                (Signature)
                                          Rhianon Pedro
                                          Chief Financial Officer



                                  8K/A-2








                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                    (a development stage corporation)

                           Financial Statements

                     December 31, 1993, 1994 and 1995

                (With Independent Auditors' Report Thereon)









                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                     December 3l, 1993, 1994 and 1995

                       Index to Financial Statements


                             TITLE                                       PAGE
Independent Auditors' Report.....................................        F-1

Balance Sheets as of December 31, 1993, 1994 and 1995 ...........        F-2

Statements of Operations for the years ended December 31, 1993, 1994 and 1995 and period from January 24, 1992 (date of inception)
  through December 31, 1995 ......................................       F-3

Statements of Stockholders' Equity (Deficiency) for the years ended
  December 31, 1993, 1994 and 1995 and period from January 24, 1992
  (date of inception) through December 31, 1995  .................       F-4

Statements of Cash Flows for the years ended December 31, 1993, 1994 and 1995 and period from January 24, 1992 (date of inception)
  through December 31, 1995  ......................................      F-5

Notes to Financial Statements .....................................      F-6








[LOGO] Peat Marwick LLP
       345 Park Avenue
       New York, NY 10154



                       INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Mosaic Information Technologies, Inc.:

We have audited the accompanying balance sheets of Mosaic Information Technologies, Inc. (a development stage corporation) as of December 31, 1993, 1994 and 1995, and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended December 31, 1993, 1994 and 1995 and for the period from January 24, 1992 (date of inception) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mosaic Information Technologies, Inc. (a development stage corporation) as of December 31, 1993, 1994 and 1995, and the results of its operations and its cash flows for the years ended December 31, 1993, 1994 and 1995 and for the period from January 24, 1992 (date of inception) through December 31, 1995 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Mosaic Information Technologies, Inc. (a development stage corporation) will continue as a going concern. As discussed in note 1 to the financial statements, the Company's recurring losses from operations since inception, working capital deficiency and net capital deficiency raise substantial doubt about the entity's ability to continue as a going concern. Management's plans in regard to these matters are also described in notes 1 and 9(b). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          /s/ KPMG Peat Marwick LLP


May 22, 1996


                                  F-1





                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                            Balance Sheets

                     December 31, 1993, 1994 and 1995


                                                  1993        1994        1995
                                               ---------    ---------   ---------

                         ASSETS -- SUBSTANTIALLY PLEDGED
Current assets:
   Cash and cash equivalents                   $       432      3,581     219,861
   Accounts receivable                                 --       5,534      16,755
   Inventory                                           --          --     123,000
   Prepaid compensation                             7,600       4,800          --
   Prepaid expenses                                    --          --      11,000
                                                ---------   ---------   ---------
     Total current assets                           8,032      13,915     370,616

Computer equipment, net of accumulated
  depreciation and amortization of $12,514 in
  1993, $31,099 in 1994 and $54,162 in 1995        77,591      64,635      80,723
Deposits                                               --          --      11,308
                                                ---------   ---------   ---------
                                               $   85,623      78,550     462,647
                                               ---------    ---------   ---------
                                               ---------    ---------   ---------


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
   Accounts payable and accrued expenses           58,650      26,042     127,250
   Accrued compensation payable                     9,500          --          --
   Stockholder advances, net                       62,969       4,955       7,650
   Current installments of obligations under
     capital leases                                    --          --       6,398
   Short-term debt--Intelect                           --          --     600,000
   Short-term debt, net of $3,500
     discount--related party                           --          --      66,500
   Short-term debt, net of $10,000 discount            --          --     122,000
                                                ---------   ---------   ---------
     Total current liabilities                    131,119      30,997     929,798
                                                ---------   ---------   ---------
Obligations under capital leases, excluding
  current portion                                      --          --       9,112
                                                ---------   ---------   ---------
Stockholders' equity (deficiency):
   Common stock; $.01 par value. Authorized
     5,000,000 shares; issued 675 in 1993, 1,032
     shares in 1994 and 1,246 shares in 1995            7          10          12
   Additional paid-in capital                      38,693     245,304     518,802
   Deficit accumulated during the development
     stage                                        (84,196)   (197,761)   (935,077)
   Treasury stock, 300 shares in 1995, at cost         --          --     (60,000)
                                                ---------   ---------   ---------
     Total stockholders' equity (deficiency)      (45,496)     47,553    (476,263)

Commitments and contingencies
                                                ---------   ---------   ---------
                                               $   85,623      78,550     462,647
                                               ---------    ---------   ---------
                                               ---------    ---------   ---------

              See accompanying, notes to financial statements

                                    F-2




                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                         Statements of Operations

             Years ended December 31, 1993, 1994 and 1995 and period from January 24, 1992 (date of inception)
                         through December 31, 1995


                                                                 Period From
                                                              January 24, 1992
                                                            (Date of Inception)
                                                                   Through
                                                                December 31,
                            1993        1994       1995             1995
                          -------     -------     -------          -------
Prototype sales          $   6,400      54,064     48,926          109,390
Research and
 development expenses       63,264     167,629    678,750          937,027
                          --------    --------   --------         --------
  Operating loss           (56,864)   (113,565)  (629,824)        (827,637)
                          --------    --------   --------         --------
Other:
   Interest expense             --          --    107,948          107,948
   Interest income             (52)         --       (456)            (508)
                          --------    --------   --------         --------
   Net loss              $ (56,812)   (113,565)  (737,316)        (935,077)
                         --------     --------   --------         --------
                         --------     --------   --------         --------

              See accompanying notes to financial statements.

                                    F-3








                    MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

              Statement of Stockholders' Equity (Deficiency)

             Years ended December 31, 1993, 1994 and 1995 and period from January 24, 1992 (date of inception)
                         through December 31, 1995


                                        Common Stock                                     Treasury Stock
                                        -------------                                    --------------
                                                                           Deficit
                                                                         Accumulated
                                                            Additional    During the
                                                              Paid-in    Development
                                      Shares      Amount      Capital       Stage       Shares    Amount      Total
                                    -----------   -------     -------      -------     -------    -------    -------
Common stock issued to founders          600      $     6       1,194            --        --    $     --      1,200
Net loss for period ended December
  31, 1992                              --          --          --          (27,384)       --          --    (27,384)
                                      ------       ------      ------        ------     -----      ------    -------
Balance at December 31, 1992             600            6       1,194       (27,384)       --          --    (26,184)


Issuance of common stock                  40            1      19,999            --        --          --     20,000
Issuance of common stock in exchange
  for services rendered                   35           --      17,500            --        --          --     17,500
Net loss for year ended December 31,
  1993                                    --           --          --       (56,812)       --          --    (56,812)
                                      ------       ------      ------        ------     -----      ------    -------
Balance at December 31, 1993             675            7      38,693       (84,196)       --          --    (45,496)


Issuance of common stock                 314            3     127,097            --        --          --    127,100
Capital contributed from founding
  stockholders                            --           --      58,014            --        --          --     58,014
Issuance of common stock in exchange
  for services rendered                   43           --      21,500            --        --          --     21,500
Net loss for year ended December 31,
  1994                                    --           --          --      (113,565)       --          --   (113,565)
                                      ------       ------      ------        ------     -----      ------    -------
Balance at December 31, 1994           1,032           10     245,304      (197,761)       --          --     47,553


Issuance of common stock, net of
  brokering expenses of $30,000           13           --      35,000            --        --          --     35,000
Issuance of common stock in
  exchange for services rendered         201            1     124,999            --        --          --    125,000
Issuance of common stock in
  connection with short-term
  debt repayment                         201            1      99,999            --        --          --    100,000
Issuance of warrants in connection
  with short-term debt issuances          --           --      13,500            --        --          --     13,500
Purchase of treasury stock                --           --          --            --      (300)    (60,000)   (60,000)
Net loss for year ended December 31,
  1995                                    --           --          --      (737,316)       --          --   (737,316)
                                      ------       ------      ------        ------     -----      ------    -------


Balance at December 31, 1995           1,447      $    12     518,802      (935,077)     (300)   $(60,000)  (476,263)
                                      ------       ------      ------        ------     -----      ------    -------
                                      ------       ------      ------        ------     -----      ------   -------

               See accompanying notes to financial statements.

                                    F-4





                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                         Statements of Cash Flows

             Years ended December 31, 1993, 1994 and 1995 and period from January 24, 1992 (date of inception)
                         through December 31, 1995


                                                                                                      Period From
                                                                                                   January 24, 1992
                                                                                                  (Date of Inception)
                                                                                                        Through
                                                               1993         1994        1995       December 31, 1995
                                                             ---------   ---------    ---------     ---------------
Cash flows from operating activities:
   Net loss                                                 $  (56,812)   (113,565)    (737,316)        (935,077)
   Adjustments to reconcile net loss to net cash (used in)
     provided by operating activities:
       Depreciation and amortization                            10,763      18,585       23,063           54,162
       Other non-cash expenses:
        Services rendered for common stock                      17,500      21,500       95,000          134,000
        Interest expense related to common stock issued in
          connection with short-term debt repayment                 --          --      100,000          100,000
       Increase in accounts receivable                              --      (5,534)     (11,221)         (16,755)
       Increase in inventories                                      --          --     (123,000)        (123,000)
       (Increase) decrease in prepaid compensation              (7,600)      2,800        4,800               --
       Increase in prepaid expenses                                 --          --      (11,000)         (11,000)
       Increase in other assets                                     --          --      (11,308)         (11,308)
       Increase (decrease) in accounts payable and accrued
        expenses                                                58,650     (32,608)     101,208          127,250
       Increase (decrease) in accrued compensation               3,500      (9,500)          --               --
                                                             ---------   ---------    ---------        ---------
          Net cash (used in) provided by operating activities   26,001    (118,322)    (569,774)        (681,728)
                                                             ---------   ---------    ---------        ---------
Cash flows from investing activities:
   Capital expenditures                                        (72,306)     (5,629)     (20,490)        (116,224)
                                                             ---------   ---------    ---------        ---------
          Net cash used in investing activities                (72,306)     (5,629)     (20,490)        (116,224)
                                                             ---------   ---------    ---------       ----------
Cash flows from financing activities:
   Proceeds from issuance of short-term debt-Intelect               --          --      600,000          600,000
   Proceeds from issuance of short-term debt--related party         --          --      270,000          270,000
   Principal payments on short-term debt--related party             --          --     (200,000)        (200,000)
   Proceeds from issuance of short-term debt                        --          --      132,000          132,000
   Principal payments under capital lease obligations               --          --       (3,151)          (3,151)
   Proceeds from issuance of common stock                       20,000     127,100       65,000          213,300
   Payments to acquire treasury stock                               --          --      (60,000)         (60,000)
   Increase in stockholder advances, net                        25,632          --        2,695           65,664
                                                             ---------   ---------    ---------       ----------
          Net cash provided by financing activities             45,632     127,100      806,544        1,017,813
                                                             ---------   ---------    ---------       ----------
          Net change in cash and cash equivalents                 (673)      3,149      216,280          219,861
Cash and cash equivalents at beginning of period                 1,105         432        3,581               --
                                                             ---------   ---------    ---------       ----------
Cash and cash equivalents at end of period                  $      432       3,581      219,861          219,861
                                                             ---------   ---------    ---------       ----------
                                                             ---------   ---------    ---------        ---------
Non-cash financing and investing activities:
Computer equipment acquired under capital leases            $       --          --       18,661           18,661
                                                             ---------   ---------    ---------       ----------
                                                             ---------   ---------    ---------       ----------
Stockholders advances contributed to capital                $       --      58,014           --           58,014
                                                             ---------   ---------    ---------       ----------
                                                             ---------   ---------    ---------       ----------

              See accompanying notes to financial statements.

                                    F-5






                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                     Notes to Financial Statements

                    December 31, 1993, 1994 and 1995

(1) ORGANIZATION AND BASIS OF PREPARATION

Mosaic Information Technologies, Inc. (the "Company" or "Mosaic"), a New Jersey corporation, was formed in January 1992 to develop, manufacture and service video-conferencing equipment. The Company is in the development stage and, accordingly, the accompanying financial statements are presented in a format prescribed for a development stage enterprise.

Since its inception in January 1992, the Company's activities have consisted primarily of the research and development of video-conferencing equipment. Accordingly, the Company had minimal revenues from prototype product sales. Substantially all of the Company's costs relate to developing its video-conferencing technology.

The Company has incurred recurring losses from operations since inception. Management intends to continue development of its video-conferencing technology in order to generate future revenues. In addition, the Company is actively pursuing additional financing sources (see note 9(b)). Management believes that it can successfully develop and market its product and obtain financing, however, there can be no assurance that it will be able to do so. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A) CASH EQUIVALENTS

        The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents. Cash equivalents consist of $200,000 invested in a certificate of deposit at December 31, 1995.

    (B) INVENTORIES

        Inventories are stated at the lower of cost or market costs and are determined on the first-in, first-out basis.

    (C) COMPUTER EQUIPMENT

        Computer equipment is stated at cost. Computer equipment under capital leases are recorded at the present value of their minimum lease payments. Depreciation of computer equipment is calculated on the straight-line method over an estimated life of five years.

        Computer   equipment  held  under  capital  leases  is  amortized  on  a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

                                                                (Continued)

                                    F-6






                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                       Notes to Financial Statements



(2), CONTINUED

    (D) INCOME TAXES

        The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities, if any, are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

    (E) PROTOTYPE REVENUE RECOGNITION

        Revenue from prototype product sales is recognized in accordance with contractual acceptance terms.

    (F) RESEARCH AND DEVELOPMENT

        Research and development costs are expensed as incurred.

    (G) FAIR VALUE OF FINANCIAL INSTALLMENTS

        Financial Accounting Standards Board Statement No. 107, "Disclosures about Fair Value of Financial Instruments," defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

        Cash, receivables, prepayments, short-term debt, payables and accrued liabilities approximate fair value because of the short-term maturity of those instruments.

    (H) USE OF ESTIMATES

        The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (I) SHARES OF COMMON STOCK

        The accompanying financial statements reflect the retroactive effect of certain issuances of common stock in the period applicable to the date that the stock transactions took place as opposed to the delivery and issuance of such common stock certificates which took place in a subsequent period.

                                                                (Continued)

                                    F-7



                  MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                       Notes to Financial Statements

(3) STOCKHOLDER ADVANCES, NET

    The Company received various advances from the Company's founding stockholders during the period from January 24, 1992 (date of inception) through December 31, 1995. In 1994, $58,014 of these advances were contributed to stockholders' equity (deficiency) as additional paid-in capital.

(4) SHORT-TERM DEBT

    At December 31, 1995, short-term debt of the Company totaled $788,500, net of debt discount of $13,500.

 (i) In December 1995, the Company obtained a $70,000 loan from a stockholder, bearing interest at 10% per annum with a due date on or before February 29, 1996. In connection with this loan, warrants to purchase 70 additional shares of common stock of Mosaic were granted at the subscription price of $1,000 per share provided the loan was not repaid or canceled on or before the due date. In connection with the issuance of these warrants, the Company recorded debt discount of $3,500. This loan was repaid in full on March 29, 1996.

 (ii) In December 1995, the Company issued a senior secured convertible note to Intelect Communications Systems Limited ("Intelect") for $600,000, bearing interest at 12-1/2% and increasing to 15% (based on the status of the acquisition of the Company by Intelect (see note 9 (b))), with a maturity date of December 31, 1996. In the event that Intelect acquires all of the capital stock of the Company on or before March 31, 1996, the outstanding, balance of the note will be credited, in exchange for the cancellation of the note, against the aggregate amount of the equity contribution provided to the Company by the holder. In the event the note is not repaid in full or canceled on or before December 31, 1996, the holder shall have the option for a 90-day period commencing on January 1, 1997, to convert the note, without the payment of any other consideration, into such number of shares of common stock of the Company as will equal 51% of the Company's then outstanding number of shares of voting capital stock on a fully-diluted basis. The note is secured by substantially all of the assets of the Company.

 (iii) In November 1995, the Company received a $132,000 loan from an independent investor, bearing interest at 20% per annum. Repayment of the loan was originally due on or before December 25, 1995, but was verbally extended pending the acquisition of the Company by Intelect (see note 9 (b)). In consideration of the loan, the Company granted warrants to purchase 200 shares of common stock of the Company at the subscription price of $l,000 per share. In connection with the issuance of these warrants, the Company recorded debt discount of $10,000. This loan was repaid in full on March 29, 1996.

 (iv) In June 1995, the Company issued a $200,000 promissory note to a stockholder, bearing interest at a floating rate of 3% above the prime lending rate not to exceed 12% per annum with a due date on or before December 31, 1995. The loan was paid in full during 1995 together with 100 shares of common stock. As a result of the 100 shares granted in connection with the repayment of the note, $100,000 of interest expense were recorded in the 1995 statement of operations.

                                                                (Continued)

                                    F-8



                   MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                       Notes to Financial Statements


(5) CAPITAL LEASE OBLIGATIONS

    The Company leases certain computer equipment under agreements which are classified as capital leases. The future minimum payments under capitalized leases that have initial or remaining noncancelable lease terms in excess of one year are $6,398 in 1996 and 1997, and $2,714 in 1998.

(6) EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with two key employees. These agreements provide for sales commissions or salaries based on the revenues of the Company. In addition, each employee is entitled to a percentage of the capital raised by the employee for the Company. The agreements expire in May 1998 and July 2000. In connection with Intelect's acquisition of the Company, these employment agreements were terminated and new agreements were entered into (see note 9 (b)).

(7) INCOME TAXES

    The Company realized no income tax benefit for the years ended December 31, 1995, 1994, and 1993 and for the period from January 24, 1992 (date of inception) through December 31, 1995. Based upon the Company's historical operating losses, the Company has established a valuation allowance equal to the computed effective tax benefit of the Company's net operating loss carryforwards due to the uncertainty of the realizability of the asset.

(8) SUPPLEMENTAL CASH FLOW INFORMATION

    Cash paid for interest was $7,948 for the year ended December 31, 1995. No cash was expended for interest for the years ended December 31, 1993 and 1994.

(9) SUBSEQUENT EVENTS

    (A) ADDITIONAL SHORT-TERM DEBT PAYABLE TO INTELECT

        Subsequent to December 31, 1995, Intelect advanced the Company an additional $l,000,000 bearing, interest at LIBOR plus 2%.

    (B) SALE OF THE COMPANY

        On March 19, 1996, Intelect signed a definitive Agreement and Plan of Merger among Intelect, Mid-Ocean, Inc. and the Company and the shareholders of the Company (the "Merger Agreement"). Pursuant to the Merger Agreement, on March 29,1996, (i) Mid-Ocean, Inc., a wholly owned subsidiary of Intelect, merged with and into the Company and the Company was the surviving corporation, (ii) all of the shares of stock owned by the Company's shareholders were exchanged for an aggregate of 479,370 shares of common stock of Intelect and (iii) the Company became a wholly owned subsidiary of Intellect.

                                                                (Continued)

                                    F-9




                  MOSAIC INFORMATION TECHNOLOGIES, INC.
                     (a development stage corporation)

                       Notes to Financial Statements



(9), CONTINUED

    (B), CONTINUED

        Intelect  acquired  the Company  for a total  initial  consideration  of
        479,370   shares  at  $5  per  share  plus  certain   other   contingent
        consideration payable as follows:

        (a) up to 700,000 common shares to be issued upon the Company meeting certain defined revenues and operating profits in the three years after the closing;

        (b) up to 400,000 common shares to be issued upon the achievement in three years after the closing of certain marketing and technological developments and other milestones relating to the Company's products; and

        (c) up to 300,000 common shares based upon the achievement of certain intercompany revenue objectives in the three years after the closing,

        provided, however, no more than 1,100,000 shares of Intelect's common stock may be earned as contingent consideration.

        The merger was consummated on March 29, 1996 by the exchange of 319.58 shares of common stock of Intelect for each outstanding share of the Company's common stock, for a total consideration of 479,370 shares of Intelect common stock.

        In order to complete the merger, during the period from January 1, 1996 to March 29, 1996, the Company issued 554 shares of common stock in exchange for the redemption and cancellation of all existing and outstanding warrants

        The Company paid signing bonuses aggregating $500,000, composed of 50,000 shares of Intelect common stock at $5 per share, pursuant to each employment agreement signed by and between the Company and two of its officers and directors.

        In addition, the Company entered into three year employment agreements with two of its officers. Under the terms of the agreements, the officers will receive base salaries aggregating $275,000 and are entitled to annual cash bonuses of up to 100% of their base salaries and additional bonus shares of Intelect's common stock, if certain performance criteria are met.

                                   F-10